OTHER PAYABLES AND ACCRUALS (Tables)	12 Months Ended
Dec. 31, 2020
OTHER PAYABLES AND ACCRUALS
Schedule of components of other payables and accruals

	2019	2020
	RMB	RMB
Receipts from customers	958,347	792,426
Payables to customers related to government subsidies	164,572	362,567
Professional service fees	4,281	3,839
Office expenses	8,769	7,290
Payables to employees related to net proceeds from share options exercised	56,594	2,806
Others	19,079	10,027
Total	1,211,642	1,178,955